Exhibit 99.2

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2002-3

Section 5.2 - Supplement				Distribution Date:	08/15/2008
				Period Type:	Revolving
(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	2,850,837.50
		Class B Note Interest Requirement	262,886.46
		Net Class C Note Interest Requirement	372,697.99		3,486,421.95

(iii)		Collections of Principal Receivables			265,786,788.85

(iv)		Collections of Finance Charge Receivables			21,219,188.63

(v)		Aggregate Amount of Principal Receivables			15,283,864,124.19
		Investor Interest			1,500,000,000.00
		Adjusted Interest			1,500,000,000.00

		Floating Investor Percentage			9.81%
		Fixed Investor Percentage			9.81%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.73%
		30 to 59 days			0.90%
		60 to 89 days			0.70%
		90 or more days			1.67%

		Total Receivables			100.00%

(vii)		Investor Default Amount			6,985,037.21

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			625,000.00

(xi)		Portfolio Yield (Net of Defaulted Receivables)			11.11%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			19,969,188.63

(xvii)	Note Rate	Class A	2.62750%
		Class B	2.90750%
		Class C	3.48750%
(xviii)	Spread Account				15,000,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2003-4

Section 5.2 - Supplement				Distribution Date:	08/15/2008
				Period Type:	Revolving

(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	1,414,613.96
		Class B Note Interest Requirement	135,802.07
		Net Class C Note Interest Requirement	192,498.62		1,742,914.65

(iii)		Collections of Principal Receivables			128,463,614.60

(iv)		Collections of Finance Charge Receivables			10,255,941.17

(v)		Aggregate Amount of Principal Receivables			15,283,864,124.19
		Investor Interest			725,000,000.00
		Adjusted Interest			725,000,000.00
		Floating Investor Percentage			4.74%
		Fixed Investor Percentage			4.74%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.73%
		30 to 59 days			0.90%
		60 to 89 days			0.70%
		90 or more days			1.67%

		Total Receivables			100.00%

(vii)		Investor Default Amount			3,376,101.32

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			302,083.33

(xi)		Portfolio Yield (Net of Defaulted Receivables)			11.11%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			9,651,774.50

(xvii)	Note Rate	Class A	2.69750%
		Class B	3.10750%
		Class C	3.70750%
(xviii)	Spread Account				7,250,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2003-5

Section 5.2 - Supplement				Distribution Date:	08/15/2008
				Period Type:	Accumulation
(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	1,864,391.67
		Class B Note Interest Requirement	168,024.31
		Net Class C Note Interest Requirement	239,940.35		2,272,356.33

(iii)		Collections of Principal Receivables			177,191,192.56

(iv)		Collections of Finance Charge Receivables			14,146,125.75

(v)		Aggregate Amount of Principal Receivables			15,283,864,124.19
		Investor Interest			1,000,000,000.00
		Adjusted Interest			1,000,000,000.00

		Floating Investor Percentage			6.54%
		Fixed Investor Percentage			6.54%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.73%
		30 to 59 days			0.90%
		60 to 89 days			0.70%
		90 or more days			1.67%

		Total Receivables			100.00%

(vii)		Investor Default Amount			4,656,691.47

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			416,666.67

(xi)		Portfolio Yield (Net of Defaulted Receivables)			11.12%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			13,317,374.08

(xvii)	Note Rate	Class A	2.57750%
		Class B	2.78750%
		Class C	3.37750%
(xviii)	Spread Account				10,000,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2003-6

Section 5.2 - Supplement				Distribution Date:	08/15/2008
				Period Type:	Accumulation
(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	3,714,316.67
		Class B Note Interest Requirement	338,459.72
		Net Class C Note Interest Requirement	461,280.73		4,514,057.12

(iii)		Collections of Principal Receivables			354,382,385.13

(iv)		Collections of Finance Charge Receivables			28,292,251.51

(v)		Aggregate Amount of Principal Receivables			15,283,864,124.19
		Investor Interest			2,000,000,000.00
		Adjusted Interest			2,000,000,000.00

		Floating Investor Percentage			13.09%
		Fixed Investor Percentage			13.09%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.73%
		30 to 59 days			0.90%
		60 to 89 days			0.70%
		90 or more days			1.67%

		Total Receivables			100.00%

(vii)		Investor Default Amount			9,313,382.95

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			833,333.33

(xi)		Portfolio Yield (Net of Defaulted Receivables)			11.12%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			26,643,911.44

(xvii)	Note Rate	Class A	2.56750%
		Class B	2.80750%
		Class C	3.25750%
(xviii)	Spread Account				20,000,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President